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                                                                  EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the incorporation by reference in the registration statement of ISOCOR on Form S-8 (File No. 333-61133) of our report dated
March 29, 1999, on our audits of the financial statements of ISOCOR as of December 31, 1998 and 1997, and for the years ended December 31, 1996, 1997 and 1998, which report is included in this Annual Report on Form 10-K.


                                            PricewaterhouseCoopers LLP


Los Angeles, California
February 10, 1999